UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 10, 2023

Benchmark 2023-B39 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001979859)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-04	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 18, 2023 (the “Closing Date”), Benchmark 2023-B39 Mortgage Trust (the “Issuing Entity”) issued the Benchmark 2023-B39 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B39, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2023 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as a special servicer, Situs Holdings, LLC, solely with respect to the Back Bay Office Whole Loan, as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated July 18, 2023 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-262701-04 (the “July 18, 2023 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the One & Two Commerce Square Whole Loan was required to be serviced and administered pursuant to the BBCMS 2023-C20 PSA, which is the servicing agreement for the BBCMS 2023-C20 securitization trust (into which a Companion Loan with respect to the One & Two Commerce Square Whole Loan was deposited). The BBCMS 2023-C20 PSA was filed as Exhibit 4.2 to the July 18, 2023 Form 8-K.

On August 10, 2023, the Controlling Pari Passu Companion Loan with respect to the One & Two Commerce Square Whole Loan was contributed to the commercial mortgage securitization transaction involving the issuance of the BANK 2023-BNK46 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK46 (the “BANK 2023-BNK46 Certificates”). Upon the issuance of the BANK 2023-BNK46 Certificates, the servicing and administration of the One & Two Commerce Square Whole Loan are required to be transferred from the BBCMS 2023-C20 PSA to the pooling and servicing agreement governing the issuance of the BANK 2023-BNK46 Certificates, dated as of August 1, 2023 (the “BANK 2023-BNK46 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “BANK 2023-BNK46 Depositor”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The BANK 2023-BNK46 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BANK 2023-BNK46 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BANK 2023-BNK46 Pooling and Servicing Agreement applicable to the servicing of the One & Two Commerce Square Mortgage Loan is substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on July 18, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-262701-04, but will differ in certain respects as described below and, treating the BANK 2023-BNK46 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

●	Upon the One & Two Commerce Square Whole Loan becoming a specially serviced loan under the BANK 2023-BNK46 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the One & Two Commerce Square Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25000% and the per annum rate that would result in a special servicing fee for the related month of $5,000.

●	In connection with a workout of the One & Two Commerce Square Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges and excess interest) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected One & Two Commerce Square Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in the aggregate for the related Whole Loan.
●	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of the One & Two Commerce Square Whole Loan or related REO Property, subject to a minimum liquidation fee of $25,000 in the aggregate for the related Whole Loan.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	BANK 2023-BNK46 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2023	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

Benchmark 2023-B39 – Form 8-K